PLAN DESCRIPTION	12 Months Ended
Jun. 30, 2025
EBP 001
EBP, Description of Plan [Line Items]
PLAN DESCRIPTION	PLAN DESCRIPTION
The following brief description of The Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company (the “Plan”) is provided for general information purposes only. Participants should refer to the Plan document for more complete information.
General — The Plan is a voluntary defined contribution plan covering substantially all full-time employees of Procter & Gamble Commercial LLC (the “Plan Sponsor”) and Olay LLC (collectively, the “Companies”), subsidiaries of The Procter & Gamble Company (“P&G”). In order to be eligible to participate in the Plan, employees must be employed by the Companies and have completed one year of service. The Procter & Gamble U.S. Business Services Company controls and manages the operation and administration of the Plan. Banco Popular de Puerto Rico serves as a trustee of the Plan. Alight Solutions, LLC is the recordkeeper of the Plan. Northern Trust is a trustee and the custodian of the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).
Contributions — The Companies make contributions to the Plan each year based upon the amount of compensation and the years of service credited for each Plan participant, as defined by the Plan, up to specified limitations. The Companies’ contributions are calculated by applying the relevant contribution percentage to the total compensation, both as defined by the Plan. Participants are not permitted to make contributions to the Plan.
The following schedule details the contribution percentages by years of service.

Years of Service	Contribution Percentage

1-3	8%
4-6	9
7-8	10
9-10	11
11-12	12
13-14	13
15 or more	14
Participant Accounts — Individual accounts are maintained for each Plan participant. Each participant account is credited with Companies’ contributions and an allocation of Plan earnings and charged with withdrawals and an allocation of Plan earnings and losses and administrative expenses. Allocations of Plan earnings and losses are based on participant earnings or account balances, as defined. The benefit to which a participant is entitled is the benefit that can be provided from the participant’s vested account. Participants can allocate their account to one or more of the investment options.
Investments — Participants direct the investment of the Companies’ contributions into various investment options offered by the Plan. The Plan currently offers various mutual funds, Common collective trust fund, The J.M. Smucker Company ("Smuckers") common stock and P&G common stock as investment options for participants.
Vesting — Participants are vested 100% upon completion of three years of service. Participants are also 100% vested in their accounts upon termination for disability, early/normal retirement, death, and also upon attainment of 65 years of age, regardless of years of service. Refer to Note 5 for vesting provisions in the event of Plan termination.
Payment of Benefits — On termination of service due to death, disability, termination, or retirement, a participant may elect to receive either a lump-sum amount equal to the value of the participant’s vested interest in his or her account, or an amount of the participant’s election as often as once per month.
Forfeited Accounts — Participants who terminate service prior to vesting forfeit their account balance. Forfeited amounts are used to reduce the Companies’ contributions. During the years ended June 30, 2025 and June 30, 2024, there were no forfeitures available to reduce the Companies’ contributions.
Plan Amendment — The Plan Sponsor has the right to amend the Plan at any time. However, no amendment can reduce the amount of any participant’s account or the participant’s vested percentage of that account.